UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025 (July 9, 2025)

LogicMark, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Diode Lane Louisville, KY	40299
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (502) 442-7911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 9, 2025, LogicMark, Inc., a Nevada corporation (the “Company”), filed with the Secretary of State of the State of Nevada certificates of withdrawal for its (i) Certificate of Designations, Preferences and Rights of the Series H Convertible Non-Voting Preferred Stock (the “Series H Certificate of Designation”) and (ii) Certificate of Designations, Preferences and Rights of the Series I Non-Convertible Voting Preferred Stock (the “Series I Certificate of Designation”) in order to eliminate and cancel all designations, rights, preferences and limitations of the shares of the Company’s Series H Convertible Non-Voting Preferred Stock, par value $0.0001 per share (the “Series H Preferred Stock”), and Series I Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series I Preferred Stock”), respectively. Prior to the filing of each such certificate of withdrawal, all 1,000 authorized shares of Series H Preferred Stock had been converted into shares of the Company’s common stock and all 1,000 authorized shares of Series I Preferred Stock had been redeemed, pursuant to the applicable provisions of the Series H Certificate of Designation and the Series I Certificate of Designation, respectively. Such shares have resumed the status of authorized but unissued shares of preferred stock of the Company. Prior to the filing of each such certificate of withdrawal, there were no shares of Series H Preferred Stock or Series I Preferred Stock issued and outstanding, and no shares of Series H Preferred Stock or Series I Preferred Stock were to be issued subject to the Series H Certificate of Designation or Series I Certificate of Designation, respectively. Each of the certificates of withdrawal for the Series H Preferred Stock and Series I Preferred Stock became effective upon their filing with the Secretary of State of the State of Nevada.

The foregoing descriptions of each of the certificates of withdrawal for the Series H Preferred Stock and the Series I Preferred Stock are not complete and are subject to and qualified in their entirety by reference to such applicable certificate of withdrawal, copies of which are attached to this Current Report on Form 8-K as Exhibits 3.1(i)(a) and 3.1(i)(b), respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1(i)(a)	Certificate of Withdrawal for Series H Preferred Stock
3.1(i)(b)	Certificate of Withdrawal for Series I Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2025	LogicMark, Inc.

	By:	/s/ Mark Archer
		Name:	Mark Archer
		Title:	Chief Financial Officer

2